UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) March 9, 2001


                      Commission file number 000-25523

                         ANONYMOUS DATA CORPORATION
             (Exact name of registrant as specified in charter)

          Nevada                                       86-0857752
     (State of other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                    Identification Number)

     2780 South Jones
     Las Vegas, Nevada                                 89146
     (Address of Principal Executive Office)           (Zip Code)

                               (702) 933-3713
              (Registrant's Executive Office Telephone Number)
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Anonymous Data Corporation - Page Two



Item No. 1.    Changes in Control of Registrant.


No events to report


Item No. 2.    Acquisition or Disposition of Assets.


No events to report,

Item No. 3.    Bankruptcy or Receivership.


No events to report.


Item No. 4.    Changes in Registrant's Certifying Accountant.


No events to report.


Item No. 5.    Other Events.


The Company on March 9, 2001 sent an update letter to Stockholders. (Letter is attached as Exhibit 99)

Item No. 6.    Resignation of Registrant's Directors.


No events to report.

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Anonymous Data Corporation - Page Three


Item  No.  7.  Financial  Statements,  Proforma  Financial  Information   and
Exhibits.

Exhibit 99- Letter to Stockholders

                                 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Anonymous Data Corporation


By:/s/ James Beecham                               Dated:  March 22, 2001
   -------------------------------------
   James Beecham, Chairman of the Board